SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):September 23, 1999

                            Internet HOLDRsSM Trust
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                             Internet HOLDRsSM Trust
                      [Issuer with respect to the receipts]

                                    New York
                 (State or other jurisdiction of incorporation)

                             Commission File Number

                                Not applicable
                      (I.R.S. Employer Identification No.)

                      c/o The Bank of New York, as Trustee
                            101 Barclay Street, 22-W
                               New York, New York
              (Address of principal executive offices and zip code)

                               Page 1 of 5 pages.
                      The Exhibit Index appears at Page 4.

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Item 5.  Other Events

         As a result of the merger between EarthLink Network, Inc. and Mindspring Enterprises, Inc., 6.23 shares of the combined company, EarthLink, Inc., are represented by a round lot of 100 Internet HOLDRs. The stock prices in the tables set forth in Annex A of the accompanying prospectus have not been, and will not be, adjusted to account for any stock splits.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

               (99) Internet HOLDRsSM Trust Prospectus Supplement No. 3 dated
                    February 29, 2000 to Prospectus dated September 22, 1999.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: February 29, 2000       By:  /s/ Stephen G. Bodurtha
                                   ---------------------------
                                   Name:  Stephen G. Bodurtha
                                   Title: Attorney-in-Fact





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

                                  EXHIBIT INDEX

Number and Description of Exhibit                            Sequential
---------------------------------                            Page Number
                                                             -----------

(99) Internet HOLDRsSM Trust Prospectus                          Pg. 5
Supplement No.  3 dated February 29, 2000 to
Prospectus dated September 22, 1999.



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